                                                                   EXHIBIT 10.34

                                                                  Execution Copy



THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES MAY NOT BE SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR OTHERWISE. THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                          COMMON STOCK PURCHASE WARRANT

No. W-1

     To Purchase Shares of $0.01 Par Value Common Stock ("Common Stock") of

                               MOTIENT CORPORATION

     THIS CERTIFIES that, for value received, M&E Advisors, L.L.C., a Delaware limited liability company, in its capacity as Administrative Agent and Collateral Agent (the "Administrative Agent and Collateral Agent") under that certain Amended and Restated Term Credit Agreement, dated as of January 27, 2003, as amended by Amendment No. 1 thereto (as so amended, the "Credit Agreement") is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from Motient Corporation, a Delaware corporation (the "Company"), 2,000,000 shares of Common Stock of the Company (the "Warrant Shares"); provided, however, that the number of Warrant Shares shall be reduced to 1,000,000 shares of Common Stock of the Company if (but only if) after the date hereof but before the date that is 60 calendar days after the date hereof the Company and/or its wholly owned subsidiaries receive an aggregate of at least $7,500,000 of debt or equity financing from sources other than the lenders under the Credit Agreement. The "Exercise Price" is $4.88. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with Amendment No. 1 to the Credit Agreement. The Administrative Agent and Collateral Agent holds this Warrant for the proportionate benefit of the lenders under the Credit Agreement and shall distribute any shares of Common Stock issued upon exercise of this Warrant to such lenders pro rata on the basis of their respective percentage interests in the principal amount of indebtedness outstanding under the Credit Agreement at the time of exercise.

     Section 1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in respect of the right to purchase any part of the Warrant Shares, at the office or agency of the Company by the holder hereof in person or by such holder's duly authorized agent, upon surrender of this Warrant together with (i) the Assignment Form annexed hereto properly endorsed, and (ii) any other documentation reasonably necessary to satisfy the Company that such transfer is in compliance with all applicable securities laws.

     Section 2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price as set forth herein, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue or otherwise specified herein). The Company further covenants that (x) during the period this Warrant is outstanding and exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant and
(y) its issuance of this Warrant shall constitute the grant of full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed.

     Section 3. Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times after the date hereof by the delivery by facsimile or overnight courier of the Notice of Exercise annexed hereto duly completed and executed, to be followed within one (1) full business day by the surrender of this Warrant at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), together with delivery to the Company by such holder of all certifications or documentation reasonably necessary to establish, to the reasonable satisfaction of the Company, that any such exercise has been undertaken in compliance with all applicable federal and state securities laws, and upon payment of the full Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. The exercise will be deemed to have occurred as of the date contained in the Notice of Exercise. Certificates for shares purchased hereunder shall be delivered to the holder hereof within three (3) business days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price of the shares shall be by certified check or cashier's check or by wire transfer (of same day funds) to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of shares being purchased.

     Section 4. Registration Rights Agreement. Any holder of this Warrant electing to exercise this Warrant for shares of Common Stock will be deemed to be a party to that certain Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement"), between the Company and the Administrative Agent and Collateral Agent. The Company will provide copies of the Registration Rights Agreement, free of charge, to any party who delivers a written request therefor to: Motient Corporation, 300 Knightsbridge Parkway, Lincolnshire, Illinois 60069, Attention: Secretary.

     Section 5. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

     Section 6. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant certificates or any certificates for the Warrant Shares other than the issuance of a Warrant certificate to the Investor in connection with the Investor's surrender of a Warrant certificate upon the exercise of less than all of the Warrants evidenced thereby, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     Section 7. Closing of Books. The Company will at no time close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

     Section 8. No Rights as Stockholder Until Exercise. Subject to the provisions of any other written agreement between the Company and the Administrative Agent and Collateral Agent, the Administrative Agent and Collateral Agent shall not be entitled to vote or receive dividends or be deemed the holder of Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Administrative Agent and Collateral Agent, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein. However, at the time of the exercise of this Warrant pursuant to Section 3 hereof, the Warrant Shares so purchased hereunder shall be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

     Section 9. Assignment and Transfer of Warrant. This Warrant may be assigned in whole or in part by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that this Warrant may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act, (ii) a sale in compliance with Rule 144 promulgated under the Securities Act, or (iii) in a transaction pursuant to an exemption, if available, from registration under the Securities Act and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the holder of this Warrant to the effect that the transaction is so exempt; provided, however, that no such opinion of counsel shall be required for an assignment to a lender under the Credit Agreement or an affiliate of the Administrative Agent and Collateral Agent.

     Section 10. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents warrants and covenants that (i) upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate representing the Warrant Shares, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and (ii) upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate, without any charge therefor. This Warrant is exchangeable at any time for an equal aggregate number of Warrants of different denominations, as requested by the holder surrendering the same, or in such denominations as may be requested by the Holder following determination of the Exercise Price. No service charge will be made for such registration or transfer, exchange or reissuance.

     Section 11. Saturdays, Sundays, Holidays, Etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding business day.

     Section 12. Effect of Certain Events. If at any time while this Warrant or any portion thereof is outstanding and unexpired there shall be (i) a sale or conveyance of all or substantially all of the Company's assets or (ii) a transaction resulting in a "Change of Control" (as defined below), whether by merger, consolidation or otherwise (such transaction, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its stockholders consists solely of cash, and in case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its stockholders consists in part of consideration other than cash, the holder of this Warrant shall have the right but not the obligation thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Warrant been exercised immediately prior thereto. As used herein, a "Change of Control" will be deemed to have occurred upon the earliest date at which (i) any individual or entity that does not own voting securities of the Company as of the date hereof is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding voting securities, other than through the purchase of voting securities directly from the Company through a private placement; (ii) individuals who constitute the Company's Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board shall from and after such election be deemed to be a member of the Incumbent Board; (iii) the Company or its subsidiaries are merged or consolidated with another corporation or entity and as a result of such merger or consolidation less than a majority of the outstanding voting securities of the surviving or resulting corporation or entity shall then be owned by the former stockholders of the Company; (iv) a tender offer or exchange offer is made and consummated by an individual or entity other than the Company for the ownership of 20% or more of the voting securities of the Company then outstanding; or (v) all or substantially all of the assets of the Company are sold or transferred to an individual or entity as to which (A) the Incumbent Board does not have authority (whether by law or contract) to directly control the use or further disposition of such assets and
(B) the financial results of the Company and such individual or entity are not consolidated for financial reporting purposes.

     Section 13. Subdivisions, Combinations and Other Issuance. If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up, spin-off, or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares for which this Warrant is exercisable as of the date of such subdivision, split-up, spin-off or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination.

     Section 14. Stock Dividend. If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into Common Stock ("Common Stock Equivalents") without payment of any consideration by holders of Common Stock for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercise shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividends, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) as a result of such dividend.

     Section 15. Merger, etc. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into or a transfer of all or substantially all of the assets of the Company to another entity, then the holder of this Warrant shall be entitled to receive upon or after such transfer, merger or consolidation becoming effect, and upon payment of the Exercise Price or delivery of the Surrendered Shares, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by holder of this Warrant for the shares of stock subject to this Warrant had this Warrant been exercised just prior to such transfer, merger or consolidation becoming effect or to the applicable record date hereof, as the case may be. The Company will not merger or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume in writing the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

     Section 16. Reclassification, etc. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the holder of this Warrant for shares of stock subject to this Warrant had this Warrant at such time been exercised.

     Section 17. Compliance with Securities Laws.

     (a) The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered (or if no exemption from registration exists), will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Warrant Shares issued to the holder hereof upon exercise (if not registered or if no exemption from registration exists) will bear a restrictive legend which shall read substantially as follows:

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

     (b) Without limiting the Administrative Agent and Collateral Agent's right to transfer, assign or otherwise convey the Warrant or Warrant Shares in compliance with all applicable securities laws, the Administrative Agent and Collateral Agent, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Administrative Agent and Collateral Agent's own account, and that the Administrative Agent and Collateral Agent will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws. Upon exercise of this Warrant, the Administrative Agent and Collateral Agent shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares of Common Stock so purchased are being acquired solely for the Administrative Agent and Collateral Agent's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

     (c) Neither this Warrant nor any Share of Common Stock issued upon exercise of this Warrant may be offered for sale or sold, or otherwise transferred or sold in any transaction which would constitute a sale thereof within the meaning of the Securities Act, unless (i) such security has been registered for sale under the Securities Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) exemptions from the registration requirements of the Securities Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act, such counsel and such opinion to be satisfactory to the Company.

     (d) The Administrative Agent and Collateral Agent recognizes that investing in the Warrant and the Warrant Shares involves a high degree of risk, and the Administrative Agent and Collateral Agent is in a financial position to hold the Warrant and the Warrant Shares indefinitely and is able to bear the economic risk and withstand a complete loss of its investment in the Warrant and the Warrant Shares. The Administrative Agent and Collateral Agent is a sophisticated investor and is capable of evaluating the merits and risks of investing in the Company. The Administrative Agent and Collateral Agent has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management, has been given full and complete access to information concerning the Company, and has utilized such access to its satisfaction for the purpose of obtaining information or verifying information and have had the opportunity to inspect the Company's operation. The Administrative Agent and Collateral Agent has had the opportunity to ask questions of, and receive answers from, the management of the Company (and any person acting on its behalf) concerning the Warrant and the Warrant Shares and the agreements and transactions contemplated hereby, and to obtain any additional information as the Administrative Agent and Collateral Agent may have requested in making its investment decision. The Administrative Agent and Collateral Agent is, and any entity to which or individual to whom this Warrant is transferred will be, an "accredited investor," as defined by Regulation D promulgated under the Securities Act.

     Section 18. Miscellaneous.

     (a) Choice Of Law; Venue; Jurisdiction. THIS WARRANT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE. EACH PARTY HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS, AND EACH OF THE COMPANY AND THE ADMINISTRATION AGENT AND COLLATERAL AGENT HEREBY IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO OR ARISING OUT OF THIS WARRANT OR THE AGREEMENTS RELATED HERETO MAY BE TRIED AND LITIGATED IN ONE OF THE ABOVE-NAMED COURTS. EACH OF THE COMPANY THE ADMINISTRATIVE AGENT AND COLLATERAL AGENT HEREBY WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT TO THE PERSONAL JURISDICTION OF THE ABOVE-NAMED COURTS, THAT IT IS IMMUNE FROM EXTRATERRITORIAL INJUNCTIVE RELIEF OR OTHER INJUNCTIVE RELIEF, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS ON THE GROUNDS OF FORUM NON CONVENIENS (EXCEPT AS SUCH DOCTRINE RELATES TO A JUDICIAL DECISION AS TO WHICH OF THE ABOVE-NAMED COURTS CONSTITUTES THE MOST APPROPRIATE FORUM), SHOULD BE TRANSFERRED TO ANY COURT OTHER THAN ONE OF THE ABOVE-NAMED COURTS, OR THAT THIS WARRANT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY ONE OF THE ABOVE-NAMED COURTS. EACH OF THE COMPANY AND THE ADMINISTRATIVE AGENT AND COLLATERAL AGENT HEREBY CONSENTS

TO SERVICE OF PROCESS IN ANY SUCH ACTION, SUIT OR PROCEEDING IN ANY MANNER PERMITTED BY THE LAWS OF THE STATE OF NEW YORK AND HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY CLAIM THAT ANY SUCH SERVICE OF PROCESS DOES NOT CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS. EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WARRANT, THE AGREEMENTS RELATED HERETO OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL DISPUTES THAT MAY BE FILED IN COURT THAT RELATE TO THIS WARRANT, THE AGREEMENTS RELATED HERETO OR THE SUBJECT MATTER HEREOF OR THEREOF, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

     (b) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. Any amendment effected in accordance with this paragraph shall be binding upon the Administrative Agent and Collateral Agent, each future holder of this Warrant and the Company. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     (c) Notices. Any notice, request or other document required or permitted to be given or delivered to the Administrative Agent and Collateral Agent or future holders hereof or the Company shall be personally delivered or shall be sent by certified or registered mail, postage prepaid, to the Administrative Agent and Collateral Agent or each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement. All notices under this Warrant shall be deemed to have been given when received.

         A party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance with the provisions of this Section 14(c).

     (d) Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Warrant in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Warrant shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     (e) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

     Section 19. Incorporation of Terms. All capitalized terms not otherwise defined in this Warrant shall have the definition set forth in the Agreement.

                                                                  Execution Copy



         IN WITNESS WHEREOF, the Company has caused this WARRANT to be executed by its officers thereunto duly authorized.

Dated:  March 16, 2004                       MOTIENT CORPORATION



                                             By:  /s/ Christopher Downie
                                             Name:  Christopher Downie
                                             Title:  Chief Financial Officer


















               [Signature Page for Common Stock Purchase Warrant]

                               NOTICE OF EXERCISE

     To:  Secretary                                         MOTIENT CORPORATION
          Motient Corporation
          300 Knightsbridge Parkway
          Lincolnshire, Illinois 60069

     (1) The undersigned hereby elects to purchase ____________shares of Common Stock of Motient Corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price in full, together with all applicable transfer taxes if any.

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


          --------------------------------------------------------------
          (Name)

          --------------------------------------------------------------
          (Address)

          --------------------------------------------------------------

     (2) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

          Other Name:
                     ---------------------------------------------------


-----------------                  -------------------------------------------
(Date)                             (Name)

                                   -------------------------------------------
                                   (Signature)

                                   -------------------------------------------
                                   (Address)

                                 ASSIGNMENT FORM

                                                             MOTIENT CORPORATION

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

     FOR VALUED RECEIVED, the foregoing Warrant of MOTIENT CORPORATION and all rights evidenced thereby are hereby assigned to:



                                                    whose address is
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


----------------------------------------------------------------------.

                                           Dated:              , 20
                                                 -------------------------



         Holder's Signature:
                            ----------------------------------------------------
         Holder's Address:
                           -----------------------------------------------------
Signature Guaranteed By:
                           -----------------------------------------------------
                           Name:



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.